SCHEDULE 14A INFORMATION
                       (Rule 14a-101)
      Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934
                      (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                  Elmer's Restaurants, Inc.
           ---------------------------------------
      (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                  ELMER'S RESTAURANTS, INC.
                   11802 S.E. Stark Street
                       P.O. Box 16938
                   Portland, OR 97292-0938

          Notice of Annual Meeting of Shareholders
                       August 5, 1999

To the Shareholders of Elmer's Restaurants, Inc.:

     Notice is hereby given that the annual meeting of the shareholders of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), will be held at Elmer's Pancake and Steak House, 9848 N Whitaker Road, Portland, Oregon 97217, on August 5, 1999, at 2:00 p.m., Pacific Daylight Time, for the following purposes:

1. Electing a Board of Directors to serve for the ensuing staggered terms and until their successors are elected;

2. To approve an Employee Stock Purchase Plan under which each eligible employee may contribute between 1% and 10% of his or her gross cash compensation through payroll deductions and, on the last day of each purchase period, the amount withheld is used to purchase shares of common stock at not less than 85% of the lesser of the fair market value of a share of common stock on either the first or last day of the purchase period.

3.   To ratify, adopt and approve the proposed Stock Option
Plan described in the Proxy Statement under which stock options may be granted to officers, directors, consultants, employees, attorneys, advisors and similar parties.

4. To ratify and approve Indemnification Agreements between the Company and its directors and officers at the level of Vice-President and above.

5. To approve and ratify the appointment of PricewaterhouseCoopers LLP, as the Company's independent public accountants for the year ending March 31, 1999.

6. Transacting any other business that properly comes before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on June 21, 1999 as the record date (the "Record Date") for the determination of shareholders of record that will be entitled to notice of and to vote at the annual meeting. Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY in the postage-prepaid envelope enclosed for that purpose. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted. In other words, you may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.

All shareholders are cordially invited to attend the meeting.

                         By Order of the Board of Directors

                         ___/s/ Juanita Nelson______________
                         -----------------------------------
                         Juanita Nelson
                         Secretary

Portland, Oregon
June 21, 1999



PLEASE NOTE THAT ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE VOTE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.
                  ELMER'S RESTAURANTS, INC.
                    11802 SE Stark Street
                   Portland, Oregon 97216


                       PROXY STATEMENT
             FOR ANNUAL MEETING OF SHAREHOLDERS
                       August 5, 1999


     The Board of Directors of Elmer's Restaurants, Inc., an Oregon corporation (the "Company") is soliciting a proxy in the form accompanying this proxy statement for use at the annual meeting of shareholders to be held on August 5, 1999 and at any adjournments thereof. This Proxy Statement will be first sent to shareholders on or about July 12, 1999.
The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to the shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may, without additional compensation, also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     Any shares of stock of the Company held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian, or brokerage house itself -- the beneficial owner may not vote the shares directly and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote the shares.

     Any person giving a Proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. A Proxy may be revoked by written notice (of an instrument of revocation) to the Secretary of the Company at any time prior to the Annual Meeting or by executing a later dated Proxy or by attending the Annual Meeting and affirmatively electing to vote in person while attending the meeting. However, a shareholder who attends the meeting need not revoke the Proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked Proxies will be voted at the annual meeting in accordance with the instructions given. Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board's nominees for directors, the approval of the Employee Stock Purchase Plan and Stock Option Plan (and grants thereunder), the approval of the Indemnification Agreements between the Company and its officers and directors and the ratification and approval of the appointment of PricewaterhouseCoopers, LLP as the Company's independent public accountants. As to any other business which may properly come before the annual meeting and be submitted to a vote of the shareholders, Proxies received by the Board will be voted in accordance with the best judgment of the holders thereof.

     Upon written request to Juanita Nelson, Secretary of the Company, directed to the Company's offices at P.O. Box 16938, Portland, Oregon 97292-0938, any person whose Proxy is solicited by this Proxy Statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules. These materials can also be obtained from the Securities and Exchange Commission's EDGAR website at http://www.sec.gov/ cgi-bin/srch-edgar?elmers+adj+restaurants.

VOTING

     The Company's Common Stock is the only outstanding voting security of the Company. Shareholders of record on the Record Date will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. On the Record Date, there were 1,586,229 shares of Common Stock outstanding, representing the only voting securities of the Company and voting as a single class. Each share of Common Stock is entitled to one vote. The Common Stock does not have cumulative voting rights.

     Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board and the proposals herein, as indicated in the accompanying Proxy card. The approval of the Board's nominees for election and the other proposals stated herein will be decided by the affirmative vote of a majority of the outstanding shares of Common Stock.

                         PROPOSAL I
                         ----------

                    ELECTION OF DIRECTORS

     The Board currently consists of seven members. The Board of Directors of the Company has the ability to amend the Bylaws of the Company without submitting such amendments to a shareholder vote. The Board of Directors recently adopted certain Bylaw amendments. The Company's Bylaws, as amended, provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. After a transitional arrangement, Directors will serve for three years, with one class being elected each year. In the opinion of the Board of Directors, the Board classification amendment was desirable to ensure stability and continuity in the management of the Company's business and affairs. Although there have been no material problems in the past with respect to stability or continuity of the Board of Directors, the Board believes that the longer time required to elect a majority of a classified Board will help to prevent the occurrence of such problems in the future. The provisions for classification of Directors will apply in all years. Changes in the composition of the whole Board would take up to three years and a change of a majority of the Directors would require two successive annual meetings.

     At this meeting, two nominees for director are to be elected as Class I directors, two nominees for director are to be elected as Class II directors and three nominees for director are to be elected as Class III directors. The Class I nominees are William W. Service and Paul Welch. The Class II nominees are Corydon Jensen and Thomas C. Connor. The Class III nominees are Bruce Davis, Richard Williams and Donald Woolley. As a result of the transitional arrangements required to give effect to the Board classification, the Class I, Class II and Class III directors elected at this annual meeting shall have one year, two year and three year initial terms of office, respectively, and successors thereafter elected in each class shall be elected to three year terms. If no contrary indication is made, Proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board to fill such vacancy. All of the seven nominees are currently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unavailable or unable to serve if elected.

INFORMATION REGARDING DIRECTORS

     The information set forth below as to each nominee for director has been furnished to the Company by the respective nominees for director:

       NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

             FOR A ONE-YEAR TERM EXPIRING AT THE
             2000 ANNUAL MEETING OF SHAREHOLDERS




NAME                   AGE   PRESENT POSITION WITH THE
                             COMPANY
----                   ---   ----------------------------

William W. Service, Jr. 38   Director and Chief
                             Executive Officer
Paul Welch ............ 71   Director


     Bill Service, 38, is the Chief Executive Officer of several companies engaged in the restaurant business:
Jaspers Food Management, Inc. (1993-present), CBW, Inc. (1995-1999) (which acquired the majority shareholding interest in the Company in 1998 and subsequently merged with the Company in February 1999), and Oregon Food Management, Inc. (1996-present). He has served as a director of the Company since 1998.

     Paul Welch, 71, owns and operates two Elmer's Pancake and Steak House franchises in Vancouver, Washington, one since 1978 and one since 1994. He has served as a director of the Company since 1983.

       NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

             FOR A TWO-YEAR TERM EXPIRING AT THE
             2001 ANNUAL MEETING OF SHAREHOLDERS



NAME                      AGE   PRESENT POSITION WITH THE
                                COMPANY
----                      ---   ----------------------------
Corydon H. Jensen ........ 56   Director
Thomas C. Connor ......... 45   Director


     Corydon "Cordy" Jensen, 56, is the President and owner of numerous multi-unit restaurant and lounge operations, including The Oregon Electric Station Restaurant, Steelhead Brewery, Station Masters, Inc. and McKenzie Brewery Co. Mr. Jensen is also Secretary and Director of Centennial Bancorp and is the director of nine privately held companies engaged in the restaurant and lounge business. He has served as a director of the Company since 1998.

     Thomas C. Connor, 45, has been a real estate investor since 1974, with investments in several companies engaged in the hospitality or real estate development businesses, including Connor Enterprises, Inc., Budgeted Inns of Oregon, Inc., Connor Industries, Inc., Spring Holdings, Inc., and 5 C's Properties, Inc. Mr. Connor has also served as a director of numerous privately held companies engaged in the hospitality or real estate development businesses. He has served as a director of the Company since 1998.

       NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

            FOR A THREE-YEAR TERM EXPIRING AT THE
             2002 ANNUAL MEETING OF SHAREHOLDERS



NAME                      AGE   PRESENT POSITION WITH THE
                                COMPANY
----                      ---   ----------------------------
Bruce Davis ..............38    Director and President
Richard Williams .........59    Director
Donald W. Woolley ........40    Director

     Bruce Davis, 38, is the President of several companies engaged in the restaurant business: Jaspers Food Management, Inc. (1993- present), CBW Inc. (1995-1999) (which acquired the majority shareholding interest in the Company in 1998 and subsequently merged with the Company in February 1999), and Oregon Food Management, Inc.(1996-present). He has served as a director of the Company since 1998.

     Richard "Dick" Williams, 59, is the President and Chief
Executive Officer of Centennial Bancorp. He has been a director of Centennial Bancorp since 1981. He has served as Vice Chairman of Centennial Bank since 1992 and has been its Chief Executive Officer since 1977. He has served as a director of the Company since 1998.

     Don Woolley, 40, has been a real estate investor since
1984, with investments in numerous companies involved in the timber or real estate development industries, including
Eagle's View Management Company, Inc., Manzana Bros., Ltd., and Spring Holdings, Inc. Mr. Woolley has also served as a director of numerous privately held companies engaged in the hospitality, timber or real estate development industries.
He has served as a director of the Company since 1998.

BOARD MEETINGS AND COMMITTEES

     The Company's Board held 4 regularly scheduled meetings and no special telephonic meetings during the year ended
March 31, 1999. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of committees of the Board on which he served. The Company's Board of Directors has an Audit Committee and established a Compensation Committee.
The Company does not have a Nominating Committee or any other committee.

COMPENSATION COMMITTEE

  The Compensation Committee consists of Messrs. Williams,
Connor and Welch. The Compensation Committee determines and makes recommendations for salaries, incentives and other forms of compensation for the Company's senior executive officers, directors, and employees of the Company and administers the 1999 Stock Option Plan. The Compensation
Committee held 2 meetings during the year ended March 31, 1999.

AUDIT COMMITTEE

     The Audit Committee consists of Messrs. Welch, Williams and Woolley. The Audit Committee reviews the Company's accounting practices, internal accounting controls, and financial results, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and oversees the adequacy of the Company's internal accounting controls.
The Audit Committee held no meetings during the year ended
March 31, 1999.

COMPENSATION OF DIRECTORS

     The employee-directors of the Company have never received any cash compensation from the Company for services rendered as directors. Prior to August 1998, the Company did reimburse out of pocket expenses incurred by directors in attending meetings of the Board of Directors. On the 18th day of February 1999, each director who is not an employee of the Company (each an "Outside Director") was granted an option, subject to shareholder approval, to purchase 10,000 shares of Common Stock exercisable at $4.75 per share. In addition, each person who is initially elected to the Board and who is an Outside Director at the time of such election or anniversary thereafter will be granted an annual option to purchase 2,000 additional shares of Common Stock on the anniversary date of the initial election. These options are subject to five year straight line vesting schedules and are defined as non-qualified options. All non-qualified options have a fifteen year term and are subject to a five year vesting schedule with 20% of the total grant vesting annually. Effective February 18
1999, Outside Directors will be paid quarterly fees in the annual cash sum of $5,000.

VOTE REQUIRED; ELECTION OF DIRECTORS

     If a quorum is present and voting at the Annual
Meeting, the seven nominees receiving the affirmative vote of a majority will be elected to the Board. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker nonvotes will have no effect on the results of the vote. The Proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the Proxy form. If no instructions are given, Proxies will be voted for the election of the nominees. If any nominee is not available as a candidate for director, the Proxies may be voted for another candidate or other candidates nominated by the Board of Directors, in accordance with the authority conferred in the Proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" EACH OF THE NOMINEES LISTED ABOVE.  PROXIES SOLICITED
BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS
SHAREHOLDERS SPECIFY OTHERWISE ON THE ACCOMPANYING PROXY.

        EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers And Key Employees

     The executive officers and key employees of the Company and their ages as of June 21, 1999 are as follows:




NAME                 AGE  POSITION
----                 ---  --------
William W. Service...38   Chief Executive Officer and Chief
                          Financial Officer
Bruce Davis    ......38   President
Jerry Scott    ......45   Vice President, Operations
Juanita Nelson ......63   Secretary and Controller


Executive Officers

     Bill Service, 38, is the Chief Executive Officer of several companies engaged in the restaurant business:
Jaspers Food Management, Inc. (1993-present), CBW Inc. (1995-
1999) (which acquired the majority shareholding interest in the Company in 1998 and subsequently merged with the Company in February 1999), and Oregon Food Management, Inc. (1996-present). He has served as Chief Executive Officer of the Company since 1998.

     Bruce Davis, 38, is the President of several companies engaged in the restaurant business: Jaspers Food Management, Inc. (1993- present), CBW Inc. (1995-1999) (which acquired the majority shareholding interest in the Company in 1998 and subsequently merged with the Company in February 1999), and Oregon Food Management, Inc.(1996-present). He has served as President of the Company since 1998.

Key Employees

     Jerry Scott, 45, has served as Vice President in charge of operations since August 1998. Prior to that, and since November 1995, Mr. Scott served as Vice President of Operations for Jaspers Food Management, Inc. He served from November 1994 to November 1995 as Regional Director of Operations of Macheezmo Mouse Restaurants, Inc. and from June 1993 to September 1994 as Director of Operations of Mission Investment Company.

     Juanita Nelson, 63, has served as Controller of the Company since 1985 and as Secretary since February 1998.
For more than five years prior to joining the Company, Mrs.
Nelson was the Office Manager of the Red Lion Inns and
Thunderbird Motor Inns corporate office.

Compensation Information

     The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended March 31, 1999, 1998 and 1997 of the Chief Executive Officer of the Company, the other four most highly compensated executive officers of the Company who were serving as executive officers at March 31, 1999 and one additional individual, Ms. Anita Goldberg, who would have been named but for the fact that she was not serving as an executive officer at the end of the fiscal year ended March 31, 1999 (the "Named Executive Officers"). None of the Named Executive Officers served for any of 1997 and 1998 (other than Ms. Goldberg), or all of 1999. Therefore, salary
amounts are not reflected for 1996 - 1997.   Salary amounts
for 1999 do not reflect salary for a full year. Certain executive officers who would otherwise have been named are excluded because each officer's total annual salary and bonus did not exceed $100,000.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation for services in all capacities for the 1998 and 1999 fiscal years of the Chief Executive Officer and the other four most highly compensated executive officers of the Company as of March 31, 1999.



NAME AND                 FISCAL                      LONG
                                                     TERM COMPENSATION
PRINCIPAL POSITION       YEAR   SALARY     BONUS
                                                     SECURITIES UNDERLYING
                                                     OPTIONS (1)
------------------       ----   ------     -----  ---------------------

William W. Service       1999   $0         $0        15,000
Chief Executive Officer  1998   $0         --        --

Bruce Davis              1999   $0         $0        15,000
President                1998   $0         --        --

Anita Goldberg(2)
Former President         1998   $120,000   $66,531   --


     (1) Dollar values of non-qualified stock option awards are based on the fair market value at the time of grant, viz. 15,000 non-qualified options at a strike price of $4.75 per share. The Company's non-qualified option awards vest over a five-year period (with the first 20% of the award vesting annually on the anniversary of the date of grant), except that the options granted to the named executives as listed in the table will be fully vested on August 25, 1999.

     (2) Ms. Goldberg resigned from the Board and Company effective December 29, 1998. Ms. Goldberg's annualized salary for fiscal year ended March 31, 1999 was $120,000.
Pursuant to an employment agreement, Ms. Anita Goldberg, then President of the Company, was paid $120,000 in fiscal
1998. In March 1998, the Board of Directors authorized incentive compensation payable to Ms. Goldberg equal to ten percent of annual earnings above $200,000 (before tax and incentive payment).

OPTION GRANTS TABLE FOR FISCAL YEAR ENDED MARCH 31, 1999

     The following table sets forth information regarding stock options granted during fiscal 1999 to the Named
Executive Officers. The Company does not have any outstanding stock appreciation rights.



                    Number of    Percent of
                    Securities   Total Options

                    Underlying   Granted to      Exercise    Market

                    Options      Employees in    Price Per   Price at

                    Granted (#)  Fiscal Year     Share       Date of
                                                 ($/SH)      Grant(1)
                    -----------  -------------   ---------   ---------

William W. Service   15,000       12.55%         $4.75       $4.75

Bruce Davis          15,000       12.55%         $4.75       $4.75




                                          Potential
                                          Realizable
                                          Value at
                                          Assumed
                                          Annual Rates
                                          of Stock
                                          Price Appreciation
                                          for Option Term(3)
                      Expiration          --------------------
                      Date (2)             5%            10%
                      ----------           ---           ---
-
William W. Service    2/18/14             $77,000        $226,000

Bruce Davis           2/18/14             $77,000        $226,000


(1) Exercise price per share is the closing price on February 18, 1999.

(2) The options granted to the Named Executives as listed in the table will be fully vested on August 25, 1999.

(3) Gains are reported net of the option exercise price, but before taxes associated with exercise. These values also do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts represent certain assumed rates of appreciation shown (compounded annually) from the date of grant until the end of the option term and are calculated based on the requirements promulgated by the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table will not necessarily be achieved and do not reflect the Company's estimate of future stock price growth of the shares of the Company's Common Stock.

DIRECTOR COMPENSATION

     The Company compensates its directors who are not employees by granting them options to purchase shares of the Company's Common Stock. In fiscal 1999, the non-employee directors were each granted non-qualified options to purchase 10,000 shares of Common Stock exercisable at $4.75 per share and during the term of office, are eligible for additional annual grants of 2,000 non-qualified options.
All non-qualified options have a fifteen year term and are subject to a five year vesting schedule with 20% of the total grant vesting annually. Non-employee Directors also receive in cash the annual sum of $5,000 paid in quarterly increments.

1999 STOCK OPTION PLAN

     The Board of Directors is proposing and recommending adoption of the 1999 Stock Option Plan by the shareholders to provide additional incentives to employees, Directors, advisors and consultants of the Company. The Board adopted the 1999 Stock Option Plan in February 1999. Approximately 250 directors, officers, employees and consultants are currently eligible to participate in the 1999 Stock Option Plan. The Company has initially reserved 320,000 shares of Common Stock for issuance upon exercise of options granted under the 1999 Stock Option Plan. As of June 21, 1999, options to purchase an aggregate of 269,500 shares of Common Stock at prices ranging from $4.75 to $6.25 were outstanding under the 1999 Stock Option Plan. Nonqualified stock options and incentive stock options may be granted under the 1999 Stock Option Plan subject to shareholder approval.

     The 1999 Stock Option Plan is administered by the Compensation Committee. However, the Board will make most decisions regarding Outside Directors (and employee directors who are members of the Compensation Committee) under the 1999 Stock Option Plan. The Compensation Committee (or the Board in the case of Outside Directors (or employee directors who are members of the Compensation Committee)) is authorized to select from among the eligible employees, officers, directors, advisors and consultants the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 1999 Stock Option Plan. The Compensation Committee also is authorized to adopt, amend and rescind rules relating to the administration of the 1999 Stock Option Plan. The 1999 Stock Option Plan provides for grants of nonqualified stock options to Outside Directors. Each Outside Director serving as a member of the Board and who has been reelected to serve for an additional term, if applicable, during such term will be granted an option to purchase 2,000 shares of Common Stock on April 1 annually.

     Nonqualified stock options granted under the 1999 Stock Option Plan will provide for the right to purchase Common Stock at a specified price, which may not be less than 85% of the fair market value of the Common Stock on the date of grant and usually will become exercisable (in the discretion of the Compensation Committee (or the Board in the case of Outside Directors or employee directors who are members of the Compensation Committee)) in one or more installments after the date of grant. Incentive stock options, if granted, will be designed to comply with, and will be subject to restrictions contained in, the Internal Revenue Code, including exercise prices equal to at least 100% of fair market value of Common Stock on the date of grant, but may be subsequently modified to disqualify them (or if disqualified) from treatment as incentive stock options. Incentive stock options may be granted only to employees.
No option granted under the 1999 Stock Option Plan may have a term of greater than fifteen years from the date of grant.

     The period during which the right to exercise an option vests in the optionee shall be set by the Compensation Committee. However, unless the Compensation Committee states otherwise no option will be exercisable by an optionee subject to Section 16 of the Securities Exchange Act of 1934, as amended, ("Exchange Act") within the period ending six months and one day after the date the option is granted. In addition, options granted to Outside Directors will become exercisable in annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

     As soon as practicable, the Company shall register under the Securities Act the Common Stock delivered or deliverable pursuant to the Options granted under the 1999 Option Plan on SEC Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the company for this purpose. The Company will use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to optionees.

EMPLOYEE STOCK PURCHASE PLAN

The Board adopted the Employee Stock Purchase Plan (the "Purchase Plan") in February 1999. The Board of Directors is proposing and recommending adoption of the Purchase Plan by the Company's shareholders to provide additional incentives to employees of the Company. The Purchase Plan, and the rights of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended. The purpose of the Purchase Plan is to provide an incentive for employees of the Company to acquire an interest in the Company through the purchase of Common Stock, thereby more closely aligning the interests of the employees and the shareholders. The Purchase Plan provides that an aggregate of 100,000 shares of the Common Stock may be issued thereunder. As of June 21, 1999, no shares of Common Stock had been issued under the Purchase Plan. The Compensation Committee shall administer the Purchase Plan or designate a Plan Administrator thereunder.

     The Purchase Plan is implemented through a series of 24-month offering periods, with a new offering period commencing on each February 1 and August 1 during the term of the Purchase Plan. The first offering period (a 23-month period) will commence on September 1, 1999. The purchase price of the shares under the Purchase Plan will be funded through payroll deductions during an offering period. Currently, the payroll deductions may be any whole percentage amount between 1% and 10% of a participant's base salary, wages and commissions, but excluding bonuses and overtime pay, on each payroll date during the offering period. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. In addition, a participant may, no more than once during each offering period, reduce or increase the rate of payroll deductions.

     Subject to certain limitations contained in the Purchase Plan, on the first day of each offering period, each participant is granted an option to purchase, on each exercise date during the offering period, a number of shares of Common Stock determined by dividing the participant's contributions to the Purchase Plan by the applicable exercise price. Unless a participant withdraws from the Purchase Plan, the participant's option to purchase shares will be exercised automatically on each exercise date of the offering period to purchase the maximum number of full shares that may be purchased at the exercise price with the accumulated payroll deductions in the participant's account. The last day of each six-month period during each offering period under the Qualified Stock Purchase Plan (i.e., each July 31 and January 31) will be an exercise date under the Purchase Plan.

     Initially, the exercise price per share at which shares will be sold under the Purchase Plan will be equal to the lower of not less than 85% of the fair market value of the Common Stock on the date of commencement of an offering period or no less than 85% of the fair market value of the Common Stock on each exercise date of the option. The Compensation Committee may change the percentage rate from 85%; however, it may never be less than 85%. The fair market value of a share of Common Stock on a given date will be the closing price of the Common Stock on the NASDAQ Stock Market on such date.

     As soon as practicable, the Company shall register under the Securities Act, the Common Stock delivered or deliverable pursuant to the Options granted under the Purchase Plan on SEC Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the company for this purpose. The Company will use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Optionees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1999 (and excluding the period of April 1, 1998 to August 25, 1998), the Company's Board of Directors, with the advice and recommendations of the Compensation Committee, determined compensation matters. No executive officer of the Company served as a member of the Compensation Committee or Board of Directors of another entity which had an executive officer who served on the Company's Board of Directors or Compensation Committee during the fiscal year ended March 31, 1999. During fiscal year 1999, the Compensation Committee was comprised of Thomas C. Connor, Richard Williams and Paul Welch. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Compensation Committee reviews and makes recommendations to the Company's Board of Directors regarding the Company's executive compensation program. In that connection, the Compensation Committee reviews and approves each of the elements of the executive compensation program of the company and periodically assesses the effectiveness and competitiveness of the program in total. In addition, the Committee administers the Stock Option Plan and Employee Stock Purchase Plan. Set forth below is the Report of the Compensation Committee regarding compensation paid by the Company to its executive officers during fiscal 1999.

     The Company's compensation program for executive officers is primarily comprised of combinations of elements of base salary, bonus, and/or short and long-term incentives in the form of stock option grants. Executives also participate in various other benefit plans, including medical and 401(k) plans, versions of which are generally available to all employees of the Company.

Compensation Philosophy

     The goals of the Company's executive compensation program are to reward the achievement of the Company's strategic goals and the creation and maximization of shareholder value. The Company anticipates positioning base salaries at competitive levels, except in the case of its Named Executive Officers who, at this time, have been awarded options to purchase shares of common stock in lieu of annual salary. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial reward to executives as shareholders benefit from stock price appreciation. However, the annual cash bonus (or grant of stock options) compensation program will be positioned to reward above competitive levels for exceptional performance. The Company also believes in providing rewards for the creation of shareholder value through the use of stock options. The Company and the Committee believe this philosophy will motivate the executives and, thereby, reinforce the accomplishments of the Company's strategic and financial goals. In the future, the Company's philosophy will be to pay base salaries to executives at levels that enable the Company to attract, motivate and retain highly qualified executives. In addition, the Company intends to give bonuses as a reward for performance based upon individual performance and overall Company financial results. The Company has not established an annual incentive plan at this time.

     Base Salary and Bonuses. Except as previously stated, each Company executive receives a base salary, which when aggregated with a bonus or options grant, is intended to be competitive with similarly situated executives in other companies at a comparable stage of development, considering the experience, achievements and contributions of the employees and the Company's industry. The Company targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, individual experience and performance and specific needs particular to the Company are taken into account. Salary increases will be designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive. The annualized sum of $120,000 was paid to Ms. Anita Goldberg, the former President of the Company, in fiscal year 1999.

     Long-Term Incentives. The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans are made in consideration of awards to officers within peer companies and an assessment of the executive's tenure, responsibilities and current stock and option holdings.

     In addition to base salary, executives are eligible to receive an annual bonus. The Compensation Committee intends to consider and adopt a formal Executive Incentive Bonus Plan which would provide for year end cash bonuses to executives based on the Company's and the executive's performance for that year. It is anticipated that the amount of bonus and the performance criteria will vary with the position and role of the executive within the Company, although bonuses will be significantly tied to the Company's financial performance.

     Stock, Options and Other Awards. The Company believes that it is important for executives to have an equity stake in the Company and, toward this end (and disclosed elsewhere herein), has made option grants to key executives and other employees in February and April 1999. Option grants have taken into account the level of awards granted to executives at companies in the Company's industry, the levels of cash compensation earned by such executives, and the individual executive's specific role at the Company. At the 1999 annual meeting of shareholders, the Board of Directors is recommending that the shareholders approve a proposal for the 1999 Stock Option Plan which includes, among other things, provisions for stock options, stock appreciation rights, restricted and deferred stock, bonus stock, awards in lieu of cash obligations, and other stock-based awards, to employees, including executive officers, consultants, advisors and directors.

     The Compensation Committee, comprised of Outside
Directors (who are not employees of the Company), administers the 1999 Stock Option Plan. Awards to Outside
Directors or employee Directors are made by the Board.

     CHIEF EXECUTIVE OFFICER COMPENSATION. William W. Service does not have an employment agreement with the Company and receives no salary or other form of cash compensation from the Company in consideration for his services as Chief Executive Officer. In February, 1999, Mr. Service was awarded a non-qualified option to purchase 15,000 shares of Common Stock at an exercise price of $4.75 which will be fully vested on August 25, 1999. In April 1999, and to serve as compensation for period April 1, 1999 to March 30, 2000, Mr. Service was also granted an additional non-qualified option to purchase 50,000 shares of Common Stock at an exercise price of $6.25 per share which will be fully vested on March 30, 2000. The Compensation Committee believes that Mr. Service's compensation is below the compensation paid to Chief Executive Officers of comparable, publicly-held companies.

SECTION 162(m) COMPLIANCE

     The Company does not presently anticipate any of the Named Executive Officers to exceed the million-dollar non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary. It is the Company's intent to bring the stock option program into compliance with Section 162(m), if necessary, to ensure that stock option grants are excluded from compensation calculation for the purposes of Section 162(m).

     The foregoing report has been furnished by the Compensation Committee.

                            Thomas C. Connor
                            Richard Williams
                            Paul Welch

June 21, 1999

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Composite Index and the Company's peer group index. The Company's peer group consists of the NASDAQ Retail Trade Stocks. The stock performance graph assumes $100 was invested on April 1, 1994 and measures the return thereon at various points based on the closing price of the Common Stock on the dates indicated.

EDGAR Representation of Data Points Used in Printed Graphic.


                                             PEER     NASDAQ
MEASUREMENT PERIOD  ELMER'S RESTAURANTS INC. GROUP COMPOSITE

3/31/94              100.00                  100.00   100.00
3/31/95              108.33                   98.05   111.25
3/31/96              125.00                  122.80   151.06
3/31/97              158.33                  123.82   167.83
3/31/98              308.33                  183.54   254.43
3/31/99              400.00                  185.76   342.44


                    CERTAIN TRANSACTIONS

     Paul Welch, a director of the Company, operates two Elmer's restaurants in Vancouver, Washington, one since 1978 and the other since 1994. Under a franchise agreement with the Company, Mr. Welch pays the Company a franchise royalty fee of two percent of gross sales of each of the restaurants. During fiscal 1999, $88,408 was paid to the Company under this franchise agreement. Mr. Welch is indebted to the Company in the aggregate amount of $97,857 under four promissory notes representing unpaid franchise fees for fiscal years 1998 and 1999.

     Effective February 18, 1999, the Board of Directors unanimously voted to engage Jaspers Food Management, Inc. ("JFMI") to provide some of the Company's administrative and accounting service needs for the operations of the Company's five Ashley's and four Richard's restaurants. Two different agreements were executed for each restaurant brand. William Service and Bruce Davis each own 38% of the outstanding common stock of JFMI and each serve on JFMI's 3 person Board of Directors. JFMI's third director is Cordy Jensen who owns 3.75% of the outstanding common stock of JFMI. Messrs. Service and Davis each receive the annual compensation in the sum of $12,000 from JFMI.

     Boyd Coffee Company ("Boyd's"), which owns in excess of 5% of the Company's outstanding shares of Common Stock, supplies coffee and related supplies to a number of restaurants owned by the Company and its franchisees.
During the last fiscal year, a total of $506 was paid by the Company to Boyd's.

     Effective February 18, 1999, the Company merged with its majority shareholder CBW, Inc. ('CBW'), a closely held
Oregon corporation, in a transaction in which the Company was the surviving corporation. In consideration for the issuance by the Company of 770,500 shares of the Company's restricted common stock to CBW shareholders and the assumption of approximately $4 million in debt owed by CBW arising from CBW's acquisition of the controlling block of the Company's common stock on August 25, 1998, the Company acquired all the stock and assets of CBW including CBW's wholly-owned subsidiary, CBW Food Company, LLC. The Company entered into a new financing agreement in connection with the merger whereby it borrowed funds to refinance existing debt and debt of CBW totaling approximately $1,750,000.

     As of March 31, 1999, the Company had outstanding indebtedness for borrowed money of $1.25 million under a term loan facility with Eagle's View Management Company, Inc. (which is affiliated with Donald Woolley and members of his family), assumed at the time of the merger with CBW, Inc. The Eagle's View Management loan has a maturity of approximately 5 years, an interest rate of 12%, requires monthly payments of interest only, and is collateralized by a second position on substantially all the assets owned by the Company and does not impose financial covenants upon the Company.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                         MANAGEMENT

     The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) the Named Executive Officers, (iii) all directors and executive officers of the Company as a group, and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company's voting securities as of June 21, 1999. The Company believes that except as otherwise noted, each person or entity named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such person or entity.




                            SHARES                     PERCENTAGE OF
NAME OF BENEFICIAL OWNER    BENEFICIALLY OWNED(1)(2)   CLASS(2)
------------------------    ------------------------   ---------------

EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------

William W. Service (3)      133,212                    8.4%

Bruce Davis (3)             133,212                    8.4%

Corydon H. Jensen (3)        69,963                    4.4%

Thomas C. Connor             96,349                    6.07%

Richard Williams               -                         -

Paul Welch                     -                         -

Donald Woolley               96,349                    6.07%

Jerry Scott (4)               9,979                      *

Juanita Nelson (4)             -                         -

All executive officers
and directors as a
group (9 persons)           539,064                   33.98%

CERTAIN SHAREHOLDERS
--------------------

Richard Buckley             104,810                    6.6%

Gary Weeks                  104,810                    6.6%

William W. Service,
Bruce N. Davis and
Cordy Jensen, Voting
Trustees (5)                559,709                   35.28%

Boyd Coffee Company          83,400                    5.26%


*Representing less than 1%.

(1) For purposes of calculating beneficial ownership percentages, 1,586,229 shares of Common Stock were deemed outstanding.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant, or right. Shares of Common Stock subject to options, warrants, or rights which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants, or rights but are not deemed outstanding for computing the percentage of any other person.

(3)  The shares shown represent shares owned directly.  See
Note (5) for information as to beneficial ownership of shares of Common Stock held by a Voting Trust as to which Messrs. Service, Jensen and Davis are Voting Trustees.

(4) Jerry Scott and Juanita Nelson occupy the positions of Vice President, Operations and Controller respectively but have been omitted from the disclosure regarding Named
Executive Officers because their individual annual compensation did not exceed $100,000 for the fiscal year ended March 31, 1999.

(5) William Service, Bruce Davis and Cordy Jensen are co-trustees of a Voting Trust which holds these shares and share voting power as to these shares. William Service disclaims beneficial ownership of all but 133,212 shares held in the Voting Trust. Bruce Davis disclaims beneficial ownership of all but 133,212 shares held in the Voting
Trust. Cordy Jensen disclaims beneficial ownership of all but 69,963 shares held in the Voting Trust.

     As previously reported in prior filings with the Securities and Exchange Commission, CBW, Inc. ("CBW") acquired 705,000 shares of Common Stock in the Company (representing 53.8% of the outstanding Common Stock) from Anita Goldberg and Rudolph Mazurosky on August 25, 1998. The consideration paid by CBW for the shares was $4,504,950. CBW's financing for its acquisition of the shares was drawn from two sources: (1) $600,000 from the purchase by Thomas Connor and Donald Woolley of shares representing 25% of the issued and outstanding common stock of CBW and (2) $3,904,950 from a loan to CBW, Inc. by Eagle's View Management Company, Inc. ("EVM"). EVM is affiliated with Donald Woolley and members of his family. The loan from EVM was for a total of $4,000,000. In connection with the acquisition of the shares, the Company's Board of Directors named certain shareholders of CBW, Inc. viz., Thomas Connor, Bruce Davis, Corydon Jensen, William Service, and Donald Woolley as directors and appointed William Service as Chief Executive Officer, Bruce Davis as President, and Jerry Scott as Vice President. The officers appointed occupied analogous positions with CBW, Inc. at that time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require that persons filing these reports furnish copies to the Company. Based solely on a review of the copies of the reports received by the Company and on written representations of certain reporting persons, the Company believes that all
Section 16(a) filing requirements applicable to its executive officers and directors have been complied with except that Thomas C. Connor and Donald Woolley did not report on a timely basis dispositions of Common Stock made effective February 1999. To the knowledge of the Company, appropriate reports of such transactions are in the process of being filed with the Securities and Exchange Commission.

INDEPENDENT AUDITORS

     The Board of Directors has selected
PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ended March 31, 1999.
Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                         PROPOSAL II
                         -----------

   ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" OF THIS
                          PROPOSAL.

Adoption of Employee Stock Purchase Plan
----------------------------------------

     The Board of Directors has adopted the Elmer's Restaurants, Inc. Employee Stock Purchase Plan (the "Purchase Plan") and directed that the Purchase Plan be submitted to a vote of the shareholders at the Annual Meeting. If approved by the shareholders, the Purchase Plan will become effective September 1, 1999. On June 21, 1999, the closing sale price reported on The NASDAQ Stock Market for a share of the Common Stock was $6.31 (as reported by the National Quotation Bureau, Inc.).

Purpose
-------

     The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration
--------------

     The Purchase Plan will be administered by a Plan Administrator appointed by the Board of Directors (the "Administrator"). Subject to the provisions of the Purchase Plan, the Administrator is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

Eligibility and Number of Shares
--------------------------------

     Up to 100,000 shares of Common Stock of the Company are available for distribution under the Purchase Plan, subject to appropriate adjustment, by the Administrator, in the event of certain changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. Shares delivered pursuant to the Purchase Plan may be acquired by purchase for the accounts of participants on the open market or in privately negotiated transactions by a registered securities broker/dealer selected by the Company (the "Agent"), by direct issuance from the Company (whether newly issued or reacquired shares) or by any combination thereof.

     Any employee of the Company or, subject to approval by the Board of Directors, a parent or subsidiary corporation of the Company (including officers and any directors who are also employees) will be eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee has completed at least 6 months of continuous service. "Purchase Period" means two successive calendar quarters of each year commencing February 1.

     Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form in advance of the Purchase Period to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Purchase Period and continuing until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate.

     No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     The Company currently has approximately 250 employees who are eligible to participate in the Purchase Plan.

Participation
-------------

     An eligible employee who elects to participate in the Purchase Plan will authorize the Company to make payroll deductions of a specified fixed dollar amount or whole percentage from 1% to 10% of the employee's gross cash compensation as-defined in the Purchase Plan. A participant may, on February 1 or August 1, direct the Company to increase or decrease the amount of deductions (within those limits) or make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be refunded to the participant in cash as soon as possible, subject to an administrative fee. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to re-enter the Purchase Plan until the next succeeding Purchase Period.

     Amounts withheld under the Purchase Plan will be held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of Common Stock of the Company as described below. No interest will be credited to a participant for amounts withheld.

Purchase of Stock
-----------------

     As of the last day of each Purchase Period, the amounts withheld for a participant in the Purchase Plan will be used to purchase shares of Common Stock of the Company. The purchase price of each share will be no less than 85% of the lesser of the Fair Market Value (as defined in the Purchase
Plan) of a share of Common Stock on either the first or last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of Common Stock (including fractional shares) that can be purchased with such amounts at such price, unless the participant has properly notified the Company that he or she elects to receive the entire amount in cash. If some or all of such shares are acquired for the accounts of participants on the open market or in privately negotiated transactions, the Company will provide to the Agent such funds, in addition to the funds available from participants' payroll deductions, as may be necessary to permit the Agent to purchase that number of shares (including brokerage fees and expenses).

     No more than $25,000 in Fair Market Value (determined on the last day of the respective Purchase Periods) of shares of Common Stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of the Company and any parent or subsidiary corporation of the Company by any participant for each calendar year.

     If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares. Any amount not used to purchase shares of Common Stock will be refunded to the participant in cash.

     Shares of Common Stock acquired by each participant will be held in a general securities brokerage account maintained by the Agent for the benefit of all participants, with the Agent maintaining individual subaccounts for each participant (showing fractional share ownership to four decimal places). Each participant will be entitled to vote all shares held for the benefit of such participant in the general securities brokerage account. Certificates for the number of whole shares of Common Stock purchased by a participant will be issued and delivered to him or her only upon the request of such participant or his or her representative. No certificates for fractional shares will be issued and participants will instead receive cash representing any fractional shares.

     Dividends on a participant's shares held in the general securities brokerage account will automatically be reinvested in additional shares of Common Stock of the Company, except if a participant desires to receive dividends on the participant's shares in cash. Such participant must request that a certificate for such shares be issued to such participant. The purchase price of any shares purchased through the reinvestment of dividends ("Reinvestment Shares") is determined as follows: (i) if, with respect to any particular dividend payment, the Company instructs its designated agent that any Reinvestment Shares are to be purchased directly from the Company, the purchase price of each such Reinvestment Share is the fair market value of a share on the business day immediately preceding the date of purchase; or (ii) if, with respect to any particular dividend payment. the Company does not instruct the agent to purchase Reinvestment Shares directly from the Company, the agent will commingle all dividends paid on all participants' shares held in the general securities brokerage account and will purchase on the open market, or in privately negotiated transactions, as soon as reasonably practicable after the receipt of the dividends, as many shares of Common Stock of the Company as can be acquired with such commingled dividends, and the purchase price of each such Reinvestment Share is the average price paid by the agent in purchasing all Reinvestment Shares for all participants with the proceeds of such dividend payment. There is allocated to each participant's individual subaccount such participant's pro rata portion of the shares purchased with the commingled funds. The Company pays all brokerage fees and expenses of the agent in connection with the reinvestment of dividends.

Death, Disability, Retirement or Other Termination of
-----------------------------------------------------
Employment
----------

     If the employment of a participant terminates for any reason, including death, disability or retirement, the amounts previously withheld will be returned to the participant or beneficiary, as the case may be and the participant's interest in the securities brokerage account will be liquidated as described in the Purchase Plan.

Rights Not Transferable
-----------------------

     The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

Amendment or Modification
-------------------------

     The Board of Directors may at any time amend the Purchase Plan in any respect which shall not adversely affect the rights of participants pursuant to shares previously acquired under the Purchase Plan. Approval by the shareholders of the Company is required to increase the number of shares to be reserved under the Purchase Plan
(except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and similar transactions).

Termination
-----------

     All rights of participants in any offering under the Purchase Plan will terminate at the earlier of (i) the day that participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors. Upon termination of the Purchase Plan, shares of Common Stock will be purchased for participants in accordance with the terms of the Purchase Plan, and cash, if any, previously withheld and not used to purchase Common Stock will be refunded to the participants.

Federal Tax Considerations
--------------------------

     The following discussion is intended to provide an overview of the U.S. federal income tax laws which are generally applicable to the Purchase Plan as of the date of this Proxy Statement. People or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

     Payroll deductions under the Plan will be made on an after-tax basis. Participants will not recognize any additional income as a result of participation in the Plan until the disposal of shares acquired under the Plan or the death of the Participant. Participants who hold their shares for more than 24 months after the end of the Purchase Period or die while holding their shares will recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares on the last day of the Purchase Period over the purchase price paid by the participant. If the 24-month holding period has been satisfied when the participant sells the shares or if the participant dies while holding the shares, the Company will not be entitled to any deduction in connection with the transfer of such shares to the participant.

     Participants who dispose of their shares within 24 months after the shares were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

     Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the Purchase Plan will be capital gain or loss.

Copy of Purchase Plan
---------------------

     The full text of the Purchase Plan appears in Appendix
B to this Proxy Statement, to which Appendix reference is made for a complete statement of the terms of the Purchase
Plan.

     The Board of Directors recommends that shareholders vote "FOR" this proposal. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the annual meeting will be required for adoption of the proposal.

                        PROPOSAL III
                         ----------
                       APPROVAL OF THE
                   1999 STOCK OPTION PLAN

     On February 18, 1999, the Board of Directors adopted the 1999 Stock Option Plan (the "1999 Option Plan"), subject to approval of shareholders at the Annual Meeting. As of the date of adoption of the 1999 Option Plan by the Board, there were approximately 250 officers and employees of the Company and its subsidiaries who are eligible to participate in the 1999 Option Plan.

     The principal provisions of the 1999 Option Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 1999 Option Plan, a copy of which is attached hereto as Appendix C.

Description of 1999 Option Plan

     The 1999 Option Plan provides for the granting of options to acquire Common Stock, which may be either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). The 1999 Option Plan is administered by the Compensation Committee ("Committee") of the Board of Directors, and officers, directors, all employees of the Company or any subsidiary and any consultant or adviser providing bona fide services to the Company or any subsidiary (provided that such services are not in connection with the offer or sale of securities in a capital raising transaction) whose participation in the 1999 Option Plan is determined by the Committee to be in the best interests of the Company are eligible to receive option grants thereunder. The 1999 Option Plan does not have a termination date, but a grant of an ISO may not occur 10 years after February 18, 1999, the effective date of the 1999 Option Plan. Receipt of option grants under the 1999 Option Plan is contingent upon the execution by each prospective option holder of an agreement in such form as the Committee may from time to time determine.

     The 1999 Option Plan provides for the grant of options to purchase up to 320,000 shares of Common Stock. The purchase price per share of Common Stock subject to an option is fixed by the Committee when the option is granted. Options to purchase no more than 100,000 shares of Common Stock may be granted to any one eligible individual per year. The terms of options granted under the 1999 Option Plan, including the vesting provisions of such options, which may be modified from the default five year straight line requirement set out in the 1999 Option Plan, will be established at the time of grant. The Compensation Committee, in its sole discretion, may rescind, modify or waive any limitation or condition on the exercise of an option contained in any option agreement so as to accelerate the time at which an option may be exercised or extend the period during which the option may be exercised. No person may receive an ISO if, at the time of grant, such person owns directly or indirectly more than 10% of the total combined voting power of the Company unless the option price is at least 110% of the fair market value of the Common Stock and the exercise period of such ISO is by its terms limited to five years. There is also a $100,000 limit on the value of Common Stock (determined at the time of grant) covered by ISOs that first become exercisable by an optionee in any calendar year. No option granted to a reporting person (which term includes directors and 10% shareholders) under Section 16 of the Securities Exchange Act of 1934, as amended, may be exercisable during the first six months after the date of grant.

     Payment for shares purchased under the 1999 Option Plan may be made: (i) in cash or in cash equivalents; (ii) if permitted by the option agreement, by exchanging shares of Common Stock with a fair market value equal to or less than the total option price plus cash for any difference; (iii) if permitted by the option agreement, by delivery of a promissory note of the person exercising the option; (iv) if permitted by the option agreement, by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option equal in value to the exercise price; or (v) by a combination of the foregoing. Payment in full of the option price need not accompany the written notice of exercise provided the notice directs that the stock certificate for the shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such stock certificate is delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price.

     In the event of stock splits, stock dividends, recapitalizations, combinations of shares or certain other events, the 1999 Option Plan provides for adjustment of (ii) the number of shares available for option grants, including the maximum number of shares that may be granted to any one individual, and (ii) the number of shares and the per share exercise price for shares subject to unexercised options. Upon any dissolution or liquidation of the Company, the sale of substantially all of the Company's assets, a merger, reorganization or consolidation in which the Company is not the surviving corporation or any other transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the 1999 Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the plans and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise price.

     Options granted under the 1999 Option Plan generally are transferable pursuant to the 1999 Option Plan terms.

     The Board of Directors may terminate or amend the 1999 Option Plan at any time; provided, however, that any amendment by the Board which, if not approved by the Company's shareholders would cause the Plan to not comply with Sections 162(m) or 422 of the Internal Revenue Code of 1986, as amended (the "Code"), shall not be effective unless approved by the affirmative vote of shareholders who hold more than 50% of the combined voting power of the outstanding shares of voting stock of the Company present or represented, and entitled to vote thereon at a duly constituted shareholders' meeting.

     Based on the closing price of $6.31 (approx.) per share on June 21, 1999, the aggregate market value of the 320,000 shares of Common Stock issuable under the 1999 Option Plan is $2.02 million. In February and April 1999, the Company also made option grants to certain employees and all the members of the Board of Directors covering approximately 269,500 shares of Common Stock.

Federal Income Tax Consequences
-------------------------------

     The grant of an option will not be a taxable event for the optionee or the Company.

     Incentive Stock Options: An optionee will not recognize taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, both the time for exercising ISOs after termination of employment and the holding period for stock received pursuant to the exercise of the option are waived.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer corporation will be allowed a business expense deduction to the extent the optionee recognizes ordinary income subject to Section 162(m) of the Code summarized below.

     If an optionee exercises an ISO by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an ISO and had not satisfied the holding period requirement summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received.
If the optionee used shares received pursuant to the exercise of an ISO (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

     If, pursuant to an option agreement, the Company withholds shares in payment of the option price for incentive options, the transaction should generally be treated as if the withheld shares had been sold in a disqualifying disposition after exercise of the option, so that the optionee will realize ordinary income with respect to such shares. The shares paid for by the withheld shares should be treated as having been received upon exercise of an incentive stock option, with the tax consequences described above. However, the Internal Revenue Service has not ruled on the tax treatment of shares received on exercise of an incentive stock option where the option exercise price is paid with withheld shares.

     Non-Qualified Options: Upon exercising a NSO, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise). Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a NSO, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the employer corporation complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income. Under
Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the employer is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1.0 million for the taxable year. The options are intended to comply with the exception to Section 162(m) for "performance-based" compensation.

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for NSOs, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income.

     If, pursuant to an option agreement, the Company withholds shares in payment of the option price for NSOs or in payment of tax withholding, the transaction should generally be treated as if the withheld shares had been sold for an amount equal to the exercise price after exercise of the option.

Reasons for Obtaining Shareholder Approval
------------------------------------------

     The Board has approved the 1999 Option Plan subject to shareholder approval at the annual meeting. The Company is submitting the 1999 Option Plan for shareholder approval at the annual meeting because shareholder approval is required to (i) qualify the 1999 Option Plan under Section 422 of the Code relating to the grant of ISOs, (ii) to comply with applicable stock exchange rules and (iii) obtain a federal income tax deduction under Section 162(m) of the Code for compensation recognized by optionees in connection with the exercise of options granted under the 1999 Option Plan.

     Section 422 of the Code and applicable Treasury regulations, among other things, condition ISO treatment for option grants on shareholder approval of the stock option plan pursuant to which the ISOs are granted. Under Section 162(m) of the Code and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of "qualified performance-based compensation." To satisfy this definition: (i) the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goals under which compensation is paid must be established by a compensation committee having the authority to establish and administer performance goals and comprised solely of two or more directors who qualify as "outside directors" for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders of the corporation before payment is made in a separate vote; and (iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied. Under applicable Treasury regulations, in the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) and the shareholder approval requirement (summarized in (iii) above) are deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if (i) the grant or award is made by a compensation committee satisfying the above requirements; (ii) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified time period to an employee; (iii) under the option exercise price equals or exceeds the fair market value of the stock on the date of grant; and (iv) the stock option plan is approved by shareholders.

     The Company believes that stock options are an important device to motivate and reward its employees and employees of its subsidiaries, and further believes that equity incentives represented by stock options enhance its ability to attract and retain key personnel.

New Plan Benefits

     The table below indicates options granted to date which will be included under the 1999 Option Plan. The option exercise price of options granted under the 1999 Option Plan was not less than the fair market value of the Company's Common Stock on the date of grant, as determined pursuant to the Plan. All of such options have been NSOs, except where indicated.

                      New Plan Benefits
                     ------------------



1999 Option Plan
----------------
                          Average Per Share       Number
Name and Position         Exercise Price($)       of Options

Bruce Davis                4.75                   15,000
Chairman of the Board
and President              6.25                   50,000*

William W. Service         4.75                   15,000
Chief Executive
Officer and Chief
Financial Officer          6.25                   50,000*

Jerry Scott                4.75                   15,000+
Vice President,
Operations

Juanita Nelson             4.75                   10,000+
Secretary and
Controller

Executive Group
(7 persons)                5.16                   180,000

Non-Executive Director
Group (5 persons)          4.75                   50,000

Non-Executive Officer
Employee Group
(13 persons)               4.75                   39,500+

* Granted effective April 21, 1999 and therefore not included in disclosure of option grants for fiscal year
1999.
+ Incentive Stock Options


Required Vote

     The approval by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the annual meeting is required to approve the 1999 Option Plan.

     The Board of Directors recommends a vote "FOR" approval of the 1999 Option Plan.


                         PROPOSAL IV
                         -----------

   RATIFICATION AND APPROVAL OF INDEMNIFICATION AGREEMENTS

General:
--------
     Pursuant to authority granted by its Board of Directors, the Company has entered into separate indemnification agreements (the "Indemnification Agreements"), each in the form attached hereto as Appendix A, with its directors and non-director officers at the level of Vice President and above. The Board believes that the Indemnification Agreements are in the best interests of the Company and its shareholders. In the Board's view, it is extremely important for the Company to continue to be able to retain and attract responsible and well-qualified individuals to serve as its directors and officers. At the same time, the Board feels that the Company's ability in this regard is threatened by a growing risk of litigation directed against corporate directors and officers generally, and the difficult market for directors' and officers' liability insurance, in which the available coverage is more limited than in the past and the cost of which has increased substantially. The Indemnification Agreements will, in the Board's opinion, enhance the Company's ability to retain and attract well-qualified directors and officers. At the present time, no director has indicated that he will resign as a director because of this problem.

     Although shareholder approval of the Indemnification
Agreements is not required by law, the Board of Directors considers it appropriate to submit the Indemnification
Agreements to the shareholders of the Company for their ratification and approval, because the members of the Board are parties to the agreements and, therefore the beneficiaries of the rights contained in, the Indemnification Agreements.

     In the event shareholder approval is not received, the Company's directors and officers would continue to have indemnification rights provided by the Indemnification Agreements, Oregon Revised Statutes (ORS 60.387 through 60.414), Articles of Incorporation, Bylaws and the Company's directors' and officers' insurance policy, if any.

     In the case of persons who from time to time in the future become members of the Board of Directors or senior officers of the Company, the Board anticipates that Indemnification Agreements substantially in the form of Appendix A hereto will, be entered into with such new directors and officers, subject to being authorized by the Board. A shareholder of the Company may be estopped from making a claim that such agreements entered into by the Company with directors and officers of the Company are invalid, if the shareholder votes in favor of such ratification and approval.

     The Indemnification Agreements become effective upon their execution and delivery and will, in accordance with their terms, provide indemnification protection to the Company's directors and officers who are parties thereto, with respect to actions, suits and proceedings threatened or commenced before, as well as after, such date. The Board of Directors knows of no threatened, pending or completed action, suit or proceeding to which the Indemnification Agreements would apply. The Indemnification Agreements do not extend to acts from which a director may not be relieved of liability under applicable law, claims initiated by a director, assertions not made in good faith or that are frivolous, and claims arising from violations of Section 16(b) of the Securities and Exchange Act of 1934, as amended.

     The Company has no present plans to provide indemnification protection to its directors and officers beyond that provided by existing indemnification and insurance protection and the Indemnification Agreements.

Existing Indemnification and Insurance Protection Apart From
------------------------------------------------------------
Indemnification Agreements
--------------------------

     Apart from the Indemnification Agreements, the Company currently affords protection, by means of indemnification and insurance, to its directors and officers. The Company is incorporated under Oregon Law. Sections 60.387 through
60.414 of the Oregon Revised Statutes ("ORS") provide a statutory framework covering indemnification of directors and officers against liabilities and expenses arising out of legal proceedings brought against them by reason of their status or service as directors and officers. Article VII of the Company's Articles of Incorporation also provides that the Company shall indemnify its directors and officers to the fullest extent permitted by Oregon Law.

     The Corporation's Articles of Incorporation, Article VII, and Bylaws, Section 9, provide that a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability
(i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) for any unlawful distribution under ORS 60.367, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles and Bylaws also provide that the Corporation will indemnify, to the fullest extent not prohibited by law, any current or former director of the Corporation who is made, or threatened to be made, a party to an action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation of a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the annual meeting will be required for adoption of the proposal by the shareholders.

     The Board of Directors of the Company has the ability to authorize the execution of Indemnification Agreements without submitting such agreements to a shareholder vote. The Board has determined that, in light of the nature of the agreements and their potential effect of being viewed as self-dealing, the shareholders should be provided with the opportunity to approve such agreements. In the event that the shareholders do not approve this Proposal, the Board of Directors will exercise its authority to ratify and execute the agreements as set forth herein.

                      PROPOSAL V
                    ----------------

RATIFICATION AND APPROVAL OF APPOINTMENT OF
PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT PUBLIC
ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers
LLP as the Company's independent auditors for the fiscal year ended March 31, 1999.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS
PROPOSAL. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual
Meeting will be required for adoption of the proposal by the shareholders.

                   DISCRETIONARY AUTHORITY
                   -----------------------
     Although the Notice of Annual Meeting of Shareholders provides for transaction of any business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. The enclosed proxy, however, gives discretionary authority if any other matters are presented.

                    SHAREHOLDER PROPOSALS
                    ---------------------
     Any proposal of a shareholder intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the President of the Company for possible inclusion in the Company's Proxy Statement, and notice of meeting relating to that meeting by January 22, 2000. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

                    COSTS OF SOLICITATION
                    ---------------------
     The entire cost of solicitation of proxies by the Board of Directors will be borne by the Company. In addition, to the use of the mails, proxies may be solicited by personal interview, facsimile, telephone and telegram by directors, officers and employees of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

     YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO
MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 1999 ANNUAL
MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS
ENCLOSED.

                       By Order of the Board of Directors



                       Juanita Nelson
                       Secretary

June 21, 1999

                            PROXY

                  ELMER'S RESTAURANTS, INC.
               Annual Meeting, August 5, 1999

            PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

     The undersigned hereby appoints William W. Service, Paul Welch, Corydon H. Jensen, Thomas C. Connor, Bruce Davis, Richard Williams, Donald Woolley, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of shareholders of Elmer's Restaurants, Inc. (the "Company") on August 5, 1999 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:


1.  Election of Directors
[  ] FOR all nominees          [  ] WITHHOLD AUTHORITY
     except as marked               to vote for all
     to the contrary                nominees listed
     below                          below

(Instructions: To withhold authority to vote for any individual strike a line through the nominee's name below.)

William W. Service, Paul Welch, Corydon H. Jensen, Thomas C.
Connor, Bruce Davis, Richard Williams, and Donald Woolley.

2. A proposal to approve the Employee Stock Purchase Plan.
         [  ] FOR  [  ] AGAINST   [  ] WITHHOLD AUTHORITY

3. A proposal to approve the 1999 Stock Option Plan.
         [  ] FOR  [  ] AGAINST   [  ] WITHHOLD AUTHORITY

4. A proposal to ratify and approve the Indemnification
Agreements.
         [  ] FOR  [  ] AGAINST   [  ] WITHHOLD AUTHORITY

5. A proposal to approve and ratify the appointment of
PricewaterhouseCoopers, LLP, as the Company's independent
public accountants  for the year ending March 31, 1999.
         [  ] FOR  [  ] AGAINST   [  ] WITHHOLD AUTHORITY

6. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

       (Continued and to be signed on the other side).

     The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors. The proxies may vote in their discretion as to other matters which may come before this meeting.

                            PROXY

                        Shares:.............................

                        Date: ________________________, 1999


                        ____________________________________
                              Signature or Signatures

I PLAN TO ATTEND MEETING [   ] mark box.

COMMENTS/ADDRESS CHANGE
Please mark this box if you have written     [   ]
comments/address change on the reverse side.

     Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. When shares are held by joint tenants, both should sign. The Annual Meeting of Shareholders of Elmer's Restaurants, Inc. will be held on Thursday, August 5, 1999, at 2:00 p.m., Pacific Daylight
Time, at Elmer's Pancake and Steak House, 9848 N. Whitaker
Road, Portland, Oregon  97217.

     Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE
ENCLOSED ENVELOPE
              / FOLD AND DETACH HERE /

                         APPENDIX A

                  ELMER'S RESTAURANTS, INC.

                  INDEMNIFICATION AGREEMENT


     This Indemnification Agreement ("Agreement") is effective as of this ____ day of ______________, 19__, by and between Elmer's Restaurants, Inc., an Oregon corporation
(the "Company" or "Elmer's"), and ________________
("Indemnitee").

     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

     WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law; and

     WHEREAS, in view of the considerations set forth above, the Company desires that effective upon consummation of the Merger, Indemnitee shall be indemnified by the Company as set forth herein.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

(1)  Indemnification

          (a) Indemnification of Expenses. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor is presented to the Company.

          (b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(f) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

          (c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (d) Mandatory Payment of Expenses.
Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section 1(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

(2)  Expenses; Indemnification Procedure

          (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor to the Company.

          (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to
Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

          (e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

(3)  Additional Indemnification Rights; Nonexclusivity

          (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of an Oregon corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of an Oregon corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, [Title 7 of] the Oregon Revised Statutes of the State of Oregon, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

(4) No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment
(under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

(5) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

(6) Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

(7) Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director, or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

(8) Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Actions or Omissions.  To indemnify
Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

          (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Title 7 of the Oregon Revised Statutes, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

(9) Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

(10) Construction of Certain Phrases

          (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (c) For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding Voting Securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

          (d) For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          (e) For purposes of this Agreement, a "Reviewing
Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent
Legal Counsel.

          (f) For purposes of this Agreement, "Voting
Securities" shall mean any securities of the Company that vote generally in the election of directors.

(11) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

(12) Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a [director/officer] of the Company or of any other enterprise at the Company's request.

(13) Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and crossclaims made in such action), and shall be entitled to the advancement Expenses with respect to such action, unless as a part of such action a court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

(14) Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

(15) Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Oregon for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the State of Oregon, which shall be the exclusive and only proper forum for adjudicating such a claim.

(16) Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

(17) Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Oregon, as applied to contracts between Oregon residents, entered into and to be performed entirely within the State of Oregon, without regard to the conflict of laws principles thereof.

(18) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

(19) Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

(20) Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

(21) No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving
Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              ELMER'S RESTAURANTS, INC.


                              By:
                              Title:
                              Address:
                              ______


AGREED TO AND ACCEPTED

INDEMNITEE:


(Signature)


(Name of Indemnitee)




(Address)

                         APPENDIX B

                  ELMER'S RESTAURANTS, INC.

              1999 EMPLOYEE STOCK PURCHASE PLAN

                  I.   PURPOSE OF THE PLAN

     This Employee Stock Purchase Plan is intended to promote the interests of Elmer's Restaurants, Inc., an Oregon corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

              II.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board or a Committee constituted thereunder ("Committee"), which may engage or appoint such persons, entities or agents ("Plan Administrator") as it shall deem advisable to assist in the administration of the Plan. The Board may from time to time appoint or dismiss members of the Committee. A majority of the members of the Board shall constitute a quorum and the acts of the majority of the members present at a meeting or the consent in writing signed by all the members of the Board or Committee shall constitute the acts of the Board or Committee. The Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all parties including the Company, the Participants and any and all persons that claim rights or interests under or through, a Participant. The Committee may delegate all or part of its authority to one or more of its members. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

                III.   STOCK SUBJECT TO PLAN

     A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common
Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed(100,000) shares.

     B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

                   IV.   OFFERING PERIODS

     A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

     B. The initial offering period shall commence as of the Effective Time of the Plan and shall continue until July 31, 2001. Thereafter, each successive offering period shall be of 24 months duration. The next offering period shall commence on the first business day in August 2001, and subsequent offering periods shall commence as designated by the Plan Administrator. Notwithstanding the above, the Plan Administrator may shorten the duration of any offering period to less than twenty-four (24) months provided that such action is taken prior to the start date of such offering period.

     C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals.
Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. Accordingly, and notwithstanding the prior sentence, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in July 2000.

                      V.   ELIGIBILITY

     A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

     B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

     C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

     D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator
(including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan
Administrator (or its designate) on or before his or her scheduled Entry Date.

                  VI.   PAYROLL DEDUCTIONS

     A.   The payroll deduction authorized by the
Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective or the next Purchase Interval after filing the appropriate form with the Plan Administrator.
The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

         (ii)  The Participant may, prior to the
commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan
Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

     B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

     D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     E. With respect to each payroll period during an Offering Period, a Participant's authorized payroll deductions shall be deducted from Pay only after all other discretionary and nondiscretionary payroll deductions attributable to such Participant have first been deducted from Pay for such period. To the extent a Participant's Pay after such discretionary and nondiscretionary payroll deductions have been deducted is less than the Participant's authorized payroll deduction, hereunder the Participant's remaining Pay, if any, shall be credited on his behalf to the Payroll Deduction Account and the difference between the authorized and actual deduction shall be disregarded and never deducted from payroll or credited to the Payroll Deduction Account.

                   VII.   PURCHASE RIGHTS

     A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

     B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date. Any cash dividends paid on Shares credited to the Participant's account shall be automatically applied to purchase, at Company expense, additional Shares from the Company at the Fair Market Value (as herein defined) of such Shares as of the business day immediately preceding the date of purchase, or on the open market at the market price at the time of purchase, and such additional shares shall be credited to the Participant's account. The purchase price of any shares ("Reinvestment Shares") purchased through the reinvestment of dividends is determined as follows: (i) if, with respect to any particular dividend payment, the Company instructs its designated agent that any Reinvestment Shares are to be purchased directly from the Company, the purchase price of each such Reinvestment Share is the fair market value of a share on the business day immediately preceding the date of purchase; or (ii) if, with respect to any particular dividend payment. the Company does not instruct the agent to purchase Reinvestment Shares directly from the Company, the agent will commingle all dividends paid on all participants' shares held in the general securities brokerage account and will purchase on the open market, or in privately negotiated transactions, as soon as reasonably practicable after the receipt of the dividends. As many shares of Common Stock of the Company as can be acquired with such commingled dividends, and the purchase price of each such Reinvestment Share is the average price paid by the agent in purchasing all Reinvestment Shares for all participants with the proceeds of such dividend payment. There is allocated to each participant's individual subaccount such participant's pro rata portion of the shares purchased with the commingled funds. The Company pays all brokerage fees and expenses of the agent in connection with the reinvestment of dividends.

     C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or
(ii) the Fair Market Value per share of Common Stock on that Purchase Date.

     D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date but in no event may any Participant purchase more than 2,500 shares on any Purchase Date.

     E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date.
However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

     F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

          (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible. An administrative fee not exceeding $75 shall be applied by the Company against such refund.

         (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

        (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

     G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share not less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

     The Corporation shall use its best efforts to provide prior written notice of the occurrence of any Corporate
Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

     H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

     I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

     J. SHAREHOLDER RIGHTS. A Participant shall have no shareholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares. Notwithstanding the preceding provisions of this Article or any other provision to the contrary, no Shares shall be purchased hereunder or credited to the Participant's account until the Plan is approved by the shareholders of the Company

                 VIII.   ACCRUAL LIMITATIONS

     A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code
Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding. Notwithstanding anything herein to the contrary, the maximum number of Shares that may be purchased by any Participant as of any Offering Period shall be reduced to that number which, when the voting power or value thereof is added to the total combined voting power or value of all classes of shares of capital stock of the Company or its Subsidiaries the person is already deemed to hold (excluding any number of Shares which such person would be entitled to purchase under the
Plan), is one share less than five percent (5%) of the total combined voting power or value of all classes of shares of capital stock of the Company or its Subsidiaries. For purposes of the foregoing, the rules of Section 424(d) of the Code shall apply. For purposes of the preceding sentence, "fair market value" shall be the value as of the date of grant of each such Offering and the rules of Section 423(b)(8) of the Code shall apply.

     B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

         (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

        (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

     C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

     D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

          IX.   EFFECTIVE TIME AND TERM OF THE PLAN

     A. The Plan shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the shareholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 (or similar) registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the NASDAQ National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such shareholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

     B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2009, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or
(iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

                 X.   AMENDMENT OF THE PLAN

     The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Corporation's shareholders,
(i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or
(iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

                  XI.   GENERAL PROVISIONS

     A.  All costs and expenses incurred in the
administration of the Plan shall be paid by the Corporation.

     B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

     C. The provisions of the Plan shall be governed by the laws of the State of Oregon without resort to that State's conflict-of-laws rules.

     D. No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber such Participant's interest in the payroll deduction book account or any rights to purchase or to receive Shares under the Plan other than by will or the laws of descent and distribution and such rights and interests shall not be subject to a Participant's debts, contracts or liabilities. If a Participant purports to make a transfer, or a third party makes a claim in respect of a Participant's rights or interests, whether by garnishment, levy, attachment or otherwise, such purported transfer or claim shall be treated as a withdrawal from the Plan.

     E. As soon as reasonably practicable following termination of a Participant's employment with the Company or any of its Subsidiaries for any reason whatsoever, including, but not limited to, by reason of death, disability or retirement, (i) the amount credited to the payroll deduction book account on behalf of the Participant shall be returned to the Participant or the Participant's beneficiary, as the case may be, subject to Article XI(F) and (ii) the Participant's interest in the payroll deduction book account shall be liquidated in the manner described below. As part of the procedure to liquidate the Participant's interest in the payroll deduction book account, the Participant may elect in writing on a form acceptable to the Committee and received by the Plan Administrator by the deadline set by the Committee, to have the number of Shares credited to the payroll deduction book account on behalf of the Participant sold at the Participant's expense and cash paid to the Participant, or to have such Shares transferred to the Participant's individual brokerage account established at the Participant's expense. If the Participant does not request a sale or transfer by the deadline established by the Committee or requests to receive a stock certificate, a certificate for the whole Shares credited to the payroll deduction book account on his behalf will be issued to the Participant and the Participant will receive cash for any fractional Shares credited to the payroll deduction book account on his behalf.

     F. Notwithstanding any provision in this Plan to the contrary, if the Plan is not approved by the shareholders of the Company prior to or within twelve (12) months after the Effective Date of the Plan, the balance of each Participant's payroll deduction book account shall be refunded in its entirety, without interest, as soon as reasonably practicable. If an eligible employee terminates employment after the Ending Date of any Offering but prior to the approval of the Plan by the shareholders of the Company, then such employee may elect in writing, on a form acceptable to the Committee, which form must be received by the Plan Administrator by the deadline set by the Committee, to have the balance credited to the payroll deduction book account on his behalf as of any such ending date retained and applied to purchase Shares following the subsequent approval of the Plan by the shareholders of the Company, or returned to the employee at a later date in the event the shareholders do not approve the Plan. If such election is not timely made or if such employee elects to receive cash, such employee shall receive the balance credited to payroll deduction book account on his behalf as of any such ending date as soon as reasonably practicable after the passage of such deadline or making such election.

     G. In the event of reorganization recapitalization, stock split, stock dividend, combination of' shares, merger, consolidation, offerings of rights, or any other change in the capital structure of the Company, the number, kind and price of the shares that are available for purchase under the Plan and the number of shares that an employee is entitled to purchase shall be automatically adjusted to reflect the change in capital structures provided, however, that the Board shall retain the right to modify any such adjustment in the manner it deems appropriate.

     H. All notices or other communications by a Participant under or in connection with the Plan including, but not limited to enrollment agreements, shall be deemed to have been duly given when received by the Plan Administrator in the form prescribed.

     I. Except as otherwise provided herein, this Plan shall terminate at the earliest of the following:

         (a) The date of the filing of a "Statement of Intent to Dissolve" by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations affiliated with the Company;

         (b)  The date the Board acts to terminate the Plan;
or

         (c) The date when all of the shares that were reserved for issuance hereunder have been purchased.

     Upon termination of the Plan, the Company shall refund to each Participant the remaining amount credited to each Participant's payroll deduction book account after all purchases have been made.

     J. The Plan is intended to provide Shares for investment and not for resale. The Company does not, however, intend to restrict or influence employee's affairs beyond established Company policies. A current or former Participant may therefore sell Shares that are purchased under the Plan at any time at his expense but, in any event, no earlier than six months after the Shares have been purchased and, subject to compliance with any federal or state securities laws and Company policies. Each current and former Participant assumes the risk of any market fluctuations in the price of the Shares. Each current or former Participant must notify the Company of any disposition of Shares purchased under this Plan that is described in Section 423(a)(1) of the Code, which is any disposition within two years after the date of grant of the option to purchase or any disposition within one year after the transfer of the Shares to the Participant.

     K. The Company's obligation to sell and deliver Shares under this Plan is subject to any Governmental approval that is required in connection with the authorization, issuance or sale of such Shares.

     IN WITNESS WHEREOF, Elmer's Restaurants, Inc. has caused this Plan to be adopted effective as of February 18, 1999.

                              Elmer's Restaurants, Inc.


                              By:/s/ William W. Service
                              -------------------------
                              Title: Chief Executive Officer
                         SCHEDULE A

                CORPORATIONS PARTICIPATING IN
                EMPLOYEE STOCK PURCHASE PLAN
                  AS OF THE EFFECTIVE TIME


                            APPENDIX

     The following definitions shall be in effect under the Plan:

     A. BASE SALARY shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

     B.  BOARD shall mean the Corporation's Board of Directors.

     C. CODE shall mean the Internal Revenue Code of 1986, as amended.

     D.  COMMON STOCK shall mean the Corporation's common stock.

     E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean Elmer's Restaurants, Inc., an Oregon corporation, and any corporate successor to all or substantially all of the assets or voting stock of Elmer's Restaurants, Inc. which shall by appropriate action adopt the Plan.

     H. EFFECTIVE TIME shall mean September 1, 1999 or the first day of the month following approval of the Plan by the shareholders of the Corporation. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

     I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a) and shall have been so employed for a period of six months prior to the Entry Date.

     J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

     K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

         (i) If the Common Stock is at the time traded on the NASDAQ National or SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National or SmallCap Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L. SECURITIES ACT shall mean the Securities Act of 1933, as amended.

     M. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     N. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

     O. PAY means and includes (i) a Participant's regular salary or earnings; (ii) a Participant's overtime pay and (iii) bonuses designated by the Committee as being eligible to be used to purchase Shares under this Plan. "Pay" shall not include any other compensation, taxable or otherwise including without limitation employee tips, moving/relocation expenses, imputed income, option income, tax-gross-ups and taxable benefits.

     P. PAYROLL DEDUCTIONS shall mean the Company's bookkeeping entry that reflects the amount deducted from each Participant's Pay for the purpose of purchasing Shares under the Plan, reduced by amounts refunded to the Participant and amounts applied to purchase Shares hereunder. Amounts deducted from each Participant's Pay may be commingled with the general funds of the Company. Except as otherwise stated, no interest shall be paid or allowed on a Participant's payroll deductions.

     Q.  PLAN shall mean the Corporation's Employee Stock
Purchase Plan, as set forth in this document.

     R. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

     S. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be the last business day in January 2000.

     T. PURCHASE INTERVAL shall mean each successive six (6)- month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

     U. SEMI-ANNUAL ENTRY DATE shall mean the first business day in February and August each year on which an Eligible Employee may first enter an offering period.

     V.  STOCK EXCHANGE shall mean either the American Stock
Exchange or the New York Stock Exchange.

                           APPENDIX C

                    ELMER'S RESTAURANTS, INC.

                     1999 STOCK OPTION PLAN


1.   Establishment, Purpose and Definitions

     (a)  Establishment.  The Elmer's Restaurants, Inc. 1999
Stock Option Plan (the "Plan") is hereby adopted as of February 18, 1999, subject to shareholder approval.

     (b) Purpose. This Plan is established to encourage employees, directors, officers, consultants, advisors and affiliates of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), and others who perform substantial or significant services for the Company, to acquire an ownership interest in the Company. The Plan is adopted in the belief that providing employees, directors, officers, consultants and advisors of the Company with a stake in the Company's successful operation will act as an incentive to them to expand and improve the profit position of the Company and will materially aid the Company in obtaining and retaining such persons. The Company intends that the Plan will stimulate the efforts of such persons on the Company's behalf, will encourage such persons to provide quality services to the Company, and will foster in such persons a continuing, personal commitment to the Company.

     (c) Effective Date. The Plan shall become effective as of February 18, 1999 (the "Effective Date"). No Option granted under the Plan shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock ("Common Stock") of the Company represented at a shareholders meeting at which a quorum is present and any such grant under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options may be granted under the Plan at any time after the Effective Date and before termination of the Plan.

     (d) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued. The Board may suspend or terminate the Plan at any time except with respect to options then outstanding under the Plan. Termination of the Plan shall not affect any outstanding options under the Plan.

2.   Administration

     The Plan shall be administered by the Compensation Committee ("Committee") of the Board of Directors (the "Board") of the Company, if any, or failing that, the entire Board and thereupon all references to the Committee in this Plan shall be deemed to apply to the Board. The Committee shall have authority to establish such rules and regulations as it deems necessary for the proper administration of the Plan, and to make such determinations and to take all such actions in relation to the Plan as it deems necessary or advisable, consistent with the Plan. The Committee shall make recommendations to the Board, which shall have full power to grant options, adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law), construe and interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of any such matter. The Committee shall exercise its powers with respect to incentive stock options only in a manner consistent with the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor code (the "Code"). All decisions, determinations and interpretations of the Committee shall be binding on all grantees and shall be final and conclusive.

3.   Eligibility

     Full-time and part-time employees of the Company, including affiliates, officers and directors of the Company, together with consultants, advisors and other persons who provide substantial or significant services to the Company and who are selected by the Committee (in its sole discretion), shall be eligible to participate in the Plan (the "Participants"). No member of the Committee shall participate in any decision that affects him or her personally and directly. The Board shall also determine, at the time of grant, which options granted to employees of the Company shall be treated as incentive stock options.

4.   Options

     Options under the Plan may be granted in any one, or a
combination of, the following:   (a) Incentive Stock Options
("ISO") (or other statutory stock options) and (b) Nonqualified Stock Options ("NSO") (together, "Options" or "Stock Options"). All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee. Determinations by the Committee under the Plan, including determinations of the Participants, the form, amount and timing of Options, the terms and provisions of Options, and the agreements evidencing Options, need not be uniform and may be made selectively among Participants who receive, or are eligible to receive, Options hereunder, whether or not such Participants are similarly situated. At the discretion of the Board, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options under the Plan for more than an aggregate of 100,000 shares of Common Stock in any calendar year.

5.   Exercise of Options

     (a) General. The Committee shall establish and set forth in each agreement that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Committee at any time. If not so established in the agreement evidencing the Option, the Option will vest and become exercisable according to the following schedule, which may be waived or modified, including but not limited to providing for the acceleration of vesting upon the occurrence of certain events as specified herein or failing that, the agreement evidencing the Option, by the Committee at any time:

Period of optionee's continuous
employment or service with the
company or its subsidiaries        Percent of total Option
from the grant or vesting date     that is vested and exercisable
-------------------------------    ------------------------------

After One Year                     20%

Each Full Year Thereafter          20%

At or After Five Years             100%


To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described herein. The Committee may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

     (b) Special Acceleration. Notwithstanding any other provisions of the Plan, a special acceleration ("Special
Acceleration") of options outstanding under the Plan shall occur with the effect set forth in sub-paragraph 5(c) at any time when any one of the following events has taken place:

          (i) The shareholders of the Company approve one of the following ("Approved Transactions"):

               (A) Any consolidation, merger or plan of exchange involving the Company ("Merger") pursuant to which Common Stock would be converted into cash; or

               (B) Any sale, lease, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

          (ii) A tender or exchange offer, other than one made by the Company, is made for Common Stock (or securities convertible into Common Stock) and such offer results in a portion of those securities being purchased and the offeror after the consummation of the offer is the beneficial owner (as determined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of at least 25 percent of the outstanding Common Stock (an "Offer"); or

          (iii) The Company receives a report on Schedule 13D of the Exchange Act reporting the beneficial ownership by any person of 20 percent or more of the Company's outstanding Common Stock, except that if such receipt shall occur during a tender offer or exchange offer by any person other than the Company or a wholly owned subsidiary of the Company, Special Acceleration shall not take place until the conclusion of such offer; or

          (iv) During any period of 12 months or less, individuals who at the beginning of such period constituted a majority of the Board cease for any reason to constitute a majority thereof unless the nomination or election of such new directors was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of such period.

     The terms used in this paragraph 5 and not defined elsewhere in the Plan shall have the same meanings as such terms have in the Exchange Act and the rules and regulations adopted thereunder.

          (c) Effect on Outstanding Options. Upon a Special Acceleration pursuant to sub-paragraph 5(b), all options then outstanding under the Plan shall immediately become exercisable in full for the remainder of their terms or until terminated pursuant to termination provisions herein.

          (d) Option Period and Limitations on Exercise. No Option granted to a person who is required to file reports under
Section 16(a) of the Securities Exchange Act of 1934 (as now in effect or as hereafter amended) shall be exercisable during the first six months after the date of grant. Without limiting the foregoing but subject to the terms and conditions of the Plan, the Board may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding and may condition exercisability (or vesting) of an Option upon the attainment of performance objectives, upon continued service, upon certain events or transactions, or a combination of one or more of such factors, or otherwise, as set forth in the Option Agreement. Subject to the parachute payment restrictions under subparagraph 5(g) however, the Board, in its sole discretion, may rescind, modify, or waive any such limitation or condition on the exercise of an Option contained in any Option Agreement, so as to accelerate the time at which the Option may be exercised or extend the period during which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option granted to an Participant under the Plan shall be exercisable in whole or in part prior to the date on which the stockholders of the Company approve the Plan.

          (e) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at the Company's principal office, addressed to the attention of the President, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Option Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in accordance with paragraph 7) on the date of exercise; (iii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the person exercising the Option to the Company on such terms as shall be set out in such

Option Agreement; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option equal in value to the Option Price or portion thereof to be satisfied pursuant to this clause (iv); or (v) by a combination of the methods described in (i), (ii), (iii), and (iv). An attempt o exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Common Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a stock certificate or stock certificates evidencing his ownership of such shares. A separate stock certificate or separate stock certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is an ISO, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is an NSO. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or stock dividend payments attributable to the subject shares or to direct the voting of the subject shares) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided herein, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          (f) Date of Grant. The date of grant of an Option under this Plan shall be the date as of which the Board approves the grant.

          (g) Parachute Limitations. Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Participant with the Company, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the grantee (including groups or classes of participants or beneficiaries of which the grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the grantee (a "Benefit Arrangement"), if the grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by him without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the grantee under any Other Agreement or any Benefit Arrangement would cause the grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the grantee as described in clause
(ii) of the preceding sentence, then the grantee shall have the right, in the grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the grantee under this Plan be deemed to be a Parachute Payment.

6.   Shares Available for Grant of Options

     (a) Shares Subject to Issuance or Transfer. Subject to adjustment as provided in Section 6(b) hereof, there is hereby reserved for issuance under the Plan Three Hundred and Twenty Thousand (320,000) of the Company's authorized and unissued common shares, no par value (the "Common Shares"). The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an Option granted under the Plan expires, terminates or is canceled, the unissued shares subject to such Option shall again be available under the Plan. The number of shares available for granting awards in any year shall be increased by the number of shares as to which Options granted under the Plan have lapsed, expired, terminated or been canceled or reacquired.

     (b) Recapitalization Adjustment. In the event of a reorganization, recapitalization, stock split, stock dividend, merger, reincorporation, combination of shares, rights offering, or any other change in the corporate structure or shares of the Company ("Corporate Transaction"), the Committee may make such adjustment as it deems appropriate (to preserve the benefit) in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by Options that were previously granted, in the Option price, in the fair market value of the Common Shares, or otherwise as the Committee determines to be appropriate to effect the purposes of the Plan. If the Company is not the surviving corporation in any merger or consolidation every Option outstanding under the Plan shall terminate as of the effective date of such merger or consolidation, unless the surviving corporation issues a new Option therefor or assumes (with appropriate changes) the existing Option.

7.   Stock Options

     The Committee may grant Options which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

     (a)  Employment Requirement for Incentive Stock Options.
Incentive Stock Options under the Plan shall be granted only to full or part-time employees of the Company ("an Employee").

     (b) Option Exercise Price. The exercise price per share with respect to each Stock Option shall be determined by the Committee. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the Common Shares on the date the Stock Option is granted, as determined by the Committee, except that the exercise price for an Incentive Stock Option granted to a holder of more than ten percent (10%) of the Company's outstanding shares shall be at least 110 percent of such fair market value, and its exercise period shall expire no later than five years from the date the Option is granted. The Option price for Non-Statutory Stock Options may not be less than 85 percent of the fair market value of the shares on the date of grant. The fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the Option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other value of the Common Stock as shall be specified by the Board.

     (c) Payment. The exercise price for Common Shares purchased under an Option shall be paid in full to the Company (subject to withholding tax obligations, if any) by delivery of consideration equal to the product of the Option exercise price and the number of Common Shares purchased. Such consideration must be paid as set forth in paragraph 5(e). In addition, to the extent permitted by the Committee in its sole discretion, the price for Common Shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section, by (y) a promissory note delivered pursuant to Section 16 or (z) such other consideration as the Committee may permit. No Common Shares shall be issued until full payment for them has been made. A grantee of a Stock Option shall have none of the rights of a shareholder until a certificate representing the Common Shares is issued.

     (d) Period of Option. The period for exercise of each Stock Option shall be fixed by the Committee, but shall not exceed 15 years from the date the Stock Option is granted. In the case of Incentive Stock Options, the exercise period shall expire no later than 10 years from the date the Option is granted. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan and no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

     (e) Exercise of Option. Any Common Shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Stock Option. In no event (including those specified in paragraph (f) of this Section) shall any Stock Option be exercisable after its specified expiration period.

     (f)  Termination of Employment.

          (i) General Rule. Unless otherwise determined by the Board, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 7(f)(ii) and (iii), the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the Option at the date of such termination; provided, however, that such right to exercise shall terminate completely if not exercised within 60 days (90 days in the case of Incentive Stock Options) of the effective date of such termination or later, subject to the Board's discretion. If an Employee's employment is terminated as a result of deliberate, willful or gross misconduct, as determined by the Company, all rights under the Stock Option shall expire upon receipt of the notice of such termination.

          (ii) Termination Because of Total Disability. Unless otherwise determined by the Board, in the event of the termination of employment or service because of total disability, the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the Option at the date of such termination. The term "total disability" means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

          (iii) Termination Because of Death. Unless otherwise determined by the Board, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 12 months after the date of such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the Option at the date of such termination and only by the person or persons to whom such optionee's rights under the Option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

          (iv) Amendment of Exercise Period Applicable to Termination. The Board, at the time of grant or at any time thereafter, may extend the 30-day and 12-month exercise periods any length of time not later than the original expiration date of the Option, and may increase the portion of an Option that is exercisable, subject to such terms and conditions as the Board may determine.

          (v) Failure to Exercise Option. To the extent that the Option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such Option shall cease and terminate.

     (g) Limits on Incentive Stock Options. Except as may otherwise be permitted by the Code, the aggregate fair market value (determined at the times the options are granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any grantee during any calendar year (under all incentive stock option plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). The Board may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

     (h) Limits on Exercise Period for Incentive Stock Options. To qualify for Incentive Stock Option tax treatment, an Option granted hereunder and designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first
90 days of a leave of absence unless the grantee's reemployment rights are guaranteed by statute or contract. For purposes of this paragraph, "total disability" shall be as defined in paragraph 7(f)(ii). Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

     (i) In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the grantee must hold the shares issued upon the exercise of an Incentive Stock Option granted hereunder for two years after the grant date of the Incentive Stock Option and one year from the date of exercise. A grantee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Committee may require a grantee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

     (j) Repricing of Stock Options. The Committee may, in its discretion, amend the terms of any Stock Option (with the consent of the affected Participant) to provide that the Option exercise price of the Common Shares remaining subject to the original award shall be reestablished at a price to be selected by the Committee;